UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
--------------------

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

            November 19, 2013
Date of Report
(Date of earliest event reported)

Access National Corporation
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-49929 (Commission File Number)	82-0545425 (IRS Employer Identification No.)

1800 Robert Fulton Drive, Suite 300, Reston, VA 20191
(Address of principal executive offices) (Zip Code)

(703) 871-2100
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2013, Access National Bank (the “Bank”), a wholly-owned subsidiary of Access National Corporation (the “Company”), and each of the following Executives mutually agreed to amend each Executive’s existing employment agreement:  Michael W. Clarke, President and Chief Executive Officer (filed March 18, 2013 as Exhibit 10.13 to SEC Form 10-K); Robert C. Shoemaker, Executive Vice President and Chief Lending Officer (filed March 18, 2013 as Exhibit 10.14 to SEC Form 10-K); Dean Hackemer, Senior Vice President of the Bank and President of Access National Mortgage, a division of the Bank (filed March 18, 2013 as Exhibit 10.15 to SEC Form 10-K); and Margaret M. Taylor, Senior Vice President and Chief Financial Officer (filed May 10, 2013 as Exhibit 10.16 to SEC Form 10-Q).  The amendments add a modified cutback provision to each Executive’s employment agreement to address the application of the requirements of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the "Code").

Each amendment provides that, if Sections 280G and 4999 of the Code could apply to compensation to be paid under an Executive’s employment agreement in connection with a change in control in the ownership or control of the Bank, cash payments to the Executive shall be reduced to the extent necessary so that none of the Executive’s compensation shall be considered an “excess parachute payment” under Section 280G of the Code (such reduction, the “280G Cutback”); provided, however, that no such reduction shall be made if the net economic benefit to the Executive of compensation to be paid in connection with a change in the ownership or control of the Bank is greater without giving effect to the 280G Cutback.

All other terms and conditions of the employment agreements remain the same.

Item 9.01    Financial Statements and Exhibits

(a) - Not applicable.

(b) - Not applicable.

(c) - Not applicable.

(d) Exhibits.

Exhibit 10.13.1	Amendment to Employment Agreement between Access National Bank and Michael W. Clarke, dated as of November 19, 2013.

Exhibit 10.14.1	Amendment to Employment Agreement between Access National Bank and Robert C. Shoemaker, dated as of November 19, 2013.

Exhibit 10.15.1	Amendment to Employment Agreement between Access National Bank and Dean Hackemer, dated as of November 19, 2013.

Exhibit 10.16.1	Amendment to Employment Agreement between Access National Bank and Margaret M. Taylor, dated as of November 19, 2013.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS NATIONAL CORPORATION
(Registrant)

Date: November 25, 2013	By:	/s/ Michael W. Clarke
	Name:	Michael W. Clarke
	Title:	President & Chief Executive Officer